UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)      November 12, 2009

KSW, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-32865	11-3191686
(Commission File Number)	(IRS Employer Identification No.)

37-16 23rd Street Long Island City, New York	11101
(Address of Principal Executive Offices)	(Zip Code)

(718) 361-6500
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Current Officers, Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers

I.
On November 12, 2009, the Compensation Committee of the Board of Directors of KSW and Floyd Warkol agreed to extend Mr. Warkol’s Employment Agreement, dated as of January 1, 2006 for an additional two years.  Mr. Warkol will continue to be employed as Chief Executive Officer of KSW and KSW Mechanical until December 31, 2011, under the same terms and conditions as the current Employment Agreement, except that Mr. Warkol’s bonus shall be computed on annual pre-tax profits, which are in excess of $100,000, rather than in excess of $250,000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KSW, INC.

By:	/s/ Richard W. Lucas
Name: Richard W. Lucas
Title: Chief Financial Officer

Date:     November 12, 2009